Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 19, 2012

Exhibit 99.1

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	39-41	12	12/31/12
					64-66	365	12/31/13
2	Hercules 150	150’ - ILC, TD	GOM	Apache	61-63	30	01/18/13
				Chevron	74-76	60	03/19/13
				Arena	76-78	70	05/28/13
3	Hercules 173	173’ - MC, TD	GOM	Chevron	39-41	12	12/31/12
					64-66	365	12/31/13
4	Hercules 200	200’ - MC, TD	GOM	Apache	71-73	68	02/25/13
				Apache	79-81	90	05/26/13
				Shipyard			07/10/13
				Gulf Coast Energy Resources	94-96	20	07/30/13
5	Hercules 201	200’ - MC, TD	GOM	EPL	76-78	8	12/27/12
					81-83	90	03/27/13
6	Hercules 202	200’ - MC, TD	GOM	W&T Offshore	66-68	51	02/08/13
					71-73	96	05/15/13
					84-86	94	08/17/13
7	Hercules 204	200’ - MC, TD	GOM	Tarpon	51-53	22	01/10/13	Work originally contracted in October 2011 with Hercules 150.
				Castex	57-59	45	02/24/13
				Castex	81-83	40	04/05/13
8	Hercules 205	200’ - MC, TD	GOM	Shipyard			12/29/12	Scheduled downtime for UWILD
				Black Elk	81-83	90	03/29/13
					84-86	180	09/25/13	ABS 5-year special survey scheduled for the third quarter 2013; estimated downtime of 90 days
9	Hercules 209	200' - MC, TD	GOM	Shipyard			04/30/13	Rig reactivation
				Razor/Emerald	86-88	35	06/04/13
				Hall-Houston	94-96	30	07/04/13
10	Hercules 212	200’ - MC, TD	GOM	Rooster Petroleum	76-78	20	01/08/13
				Monforte	89-91	30	02/07/13
				W&T Offshore	84-86	95	04/13/13
				Renaissance	86-88	45	05/28/13
11	Hercules 213	200’ - MC, TD	GOM	EPL	74-76	62	02/19/13
					81-83	120	06/19/13
12	Hercules 214	200’ - MC, TD	GOM	Apache	69-71	1	12/20/12
					79-81	180	06/18/13
13	Hercules 251	250’ - MS, TD	GOM	Walter Oil & Gas	60-62	22	01/10/13
				Hall-Houston	79-81	22	02/01/13
				Hall-Houston	74-76	38	03/11/13
				Hall-Houston	57-59	17	03/28/13	Prior contract reassignment
				Hall-Houston	74-76	45	05/12/13	ABS 5-year special survey scheduled for the fourth quarter 2013; estimated downtime of 90 days
14	Hercules 253	250’ - MS, TD	GOM	Shipyard			01/01/13	Scheduled downtime for ABS 5-year special survey/repairs commenced October 22, 2012.
				Tana	74-76	190	07/10/13
				Tana	96-98	65	09/13/13
15	Hercules 263	250’ - MC, TD	GOM	Arena	62-64	57	02/14/13
				Tana	89-91	85	05/10/13
				Tana	86-88	120	09/07/13
				Tana	97-99	65	11/11/13
16	Hercules 264	250’ - MC, TD	GOM	Energy XXI	89-91	63	02/20/13
				Castex	86-88	210	09/18/13	ABS 5-year special survey scheduled for the third quarter 2013; estimated downtime of 90 days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
17	Hercules 265	250’ - MC, TD	GOM	Gulf Coast Energy Resources	67-69	22	01/10/13	Contract rate based on prior commitment made in December 2011.
				EPL	89-91	90	04/10/13
18	Hercules 300	300' - MC, TD	GOM	Arena	86-88	63	02/20/13
					96-98	130	06/30/13
				Shipyard			09/28/13	ABS 5-year special survey scheduled for the third quarter 2013; estimated downtime of 90 days
				Arena	96-98	235	05/21/14
					99-101	180	11/17/14
19	Hercules 350	350' - ILC, TD	GOM	Shipyard			12/23/12	Scheduled downtime for ABS 5-year special survey/repairs commenced September 28, 2012
				Cimarex	109-111	205	07/16/13
				Renaissance	134-136	180	01/12/14
					Average	238	days

	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09	Sold in December 2012
	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09	Sold in December 2012
20	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
21	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
22	Hercules 203	200’ - MC, TD	GOM	Cold Stacked 06/09
23	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
24	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
25	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
26	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
27	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
28	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
29	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
International Offshore
1	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
2	Hercules 208	200' - MC, TD	Indonesia	Seruway	99-101	6	12/25/12
				Enroute			01/08/13
			Myanmar	PTTEP	95-97	135	05/23/13	45 day priced option at $95 - $97K dayrate
3	Hercules 260	250’ - ILC, TD	Cameroon	Perenco	89-91	26	01/14/13
				Shipyard			03/15/13	Scheduled downtime for ABS 5-year special survey/repairs
				Perenco	89-91	39	04/23/13
					124-126	90	07/22/13
					106-108	244	03/23/14
					114-116	31	04/23/14
4	Hercules 261	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	83-85	649	09/29/14
5	Hercules 262	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	79-81	689	11/08/14
6	Hercules 266	250’ - ILC, TD	Saudi Arabia	Shipyard			01/31/13	Contract preparation work
				Saudi Aramco	120-122	1,033	11/30/15	Will receive lump sum payment upon contract commencement. Revised dayrate to reflect late delivery penalty.
					Average	490	days

7	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10
8	Hercules 258	250’ - MS, TD	Malaysia	Cold Stacked 10/12

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	26-28	13	01/01/13	Contract commenced December 4, 2012.
2	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	26-28	7	12/26/12
3	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Square Mile	22-24	12	12/31/12
					Average	11	days

4	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
6	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
7	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
8	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08				Sold in December 2012
9	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
11	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
12	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
13	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
14	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)
Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” are actively marketed and may have a reduced number of crew, but require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)
Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)
Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
November 30, 2012

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
Gulf of Mexico
230	1	1	$26,889	30	100%	One vessel in drydock in December
170-215	4	4	16,514	109	91%
140-150	5	5	9,877	129	86%	One vessel in drydock in November and one vessel in drydock in December
120-130	14	12	6,773	287	80%	Two vessels in drydock in November
105	15	10	6,383	207	69%	One vessel in drydock in November
Sub-total/Average	39	32	$9,378	762	79%
International
230-260	3	3	$44,910	35	54%
170-215	6	6	37,459	133	74%	One vessel in drydock in November
140-150	4	4	15,311	90	75%	One vessel in drydock in November and one vessel in drydock in December
120-130	7	7	11,867	187	89%
105	4	2	10,000	30	50%
Sub-total/Average	24	22	$22,002	475	75%
Total/Average	63	54	$14,226	1,237	78%

(1)
Actively marketed liftboats excludes seven GOM cold-stacked liftboats and two Nigeria cold-stacked liftboats. The Kingfish, a 230’ class liftboat, arrived in the Middle East from the U.S. GOM in July, completed shipyard upgrades and commenced initial contract in late November 2012.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.